EXHIBIT 23.1

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated January 25, 1995, except for Note 8, as to which the date is May 24, 1995, in Amendment No. 3 to the Registration Statement (Form S-2 No. 33-91644) and the related Prospectus of Hardinge Inc. for the registration of 2,282,000 shares of its common stock.


                                                             ERNST & YOUNG LLP


Syracuse, New York
May 24, 1995